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                                                                  Exhibit (j)(2)

                          AMENDMENT NO. 8 TO SCHEDULE A

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-above written.

CUSTOMER
Trust                        Series

Liberty Funds Trust I        Colonial High Yield Securities Fund
                             Colonial Income Fund
                             Colonial Strategic Income Fund
                             Stein Roe Advisor Tax-Managed Growth Fund
                             Stein Roe Advisor Tax-Managed Value Fund

Liberty Funds Trust II       Colonial Money Market Fund
                             Colonial Intermediate U.S. Government Fund
                             Colonial Short Duration U.S. Government Fund
                             Newport Tiger Cub Fund
                             Newport Japan Opportunities Fund
                             Newport Greater China Fund

Liberty Funds Trust III      Colonial Select Value Fund
                             The Colonial Fund
                             Colonial Federal Securities Fund
                             Colonial Global Equity Fund
                             Colonial International Horizons Fund
                             Colonial Global Utilities Fund
                             Colonial Strategic Balanced Fund
                             The Crabbe Huson Special Fund
                             Crabbe Huson Small Cap Fund
                             Crabbe Huson Real Estate Investment Fund
                             Crabbe Huson Equity Fund
                             Crabbe Huson Managed Income & Equity Fund
                             Crabbe Huson Oregon Tax-Free Fund
                             Crabbe Huson Contrarian Income Fund
                             Crabbe Huson Contrarian Fund

Liberty Funds Trust IV       Colonial Tax-Exempt Fund
                             Colonial Tax-Exempt Insured Fund
                             Colonial Municipal Money Market Fund
                             Colonial High Yield Municipal Fund
                             Colonial Utilities Fund
                             Colonial Intermediate Tax-Exempt Fund
                             Colonial Counselor Select Income Portfolio
                             Colonial Counselor Select Balanced Portfolio
                             Colonial Counselor Select Growth Portfolio

Liberty Funds Trust V        Colonial Massachusetts Tax-Exempt Fund
                             Colonial Minnesota Tax-Exempt Fund
                             Colonial Michigan Tax-Exempt Fund
                             Colonial New York Tax-Exempt Fund
                             Colonial Ohio Tax-Exempt Fund
                             Colonial California Tax-Exempt Fund
                             Colonial Connecticut Tax-Exempt Fund
                             Colonial Florida Tax-Exempt Fund
                             Colonial North Carolina Tax-Exempt Fund

Liberty Funds Trust VI       Colonial U.S. Growth & Income Fund
                             Colonial Small Cap Value Fund
                             Colonial Value Fund
                             Newport Asia Pacific Fund

Liberty Funds Trust VII      Newport Tiger Fund
                             Newport Europe Fund

                             Colonial Intermediate High Income Fund
                             Colonial InterMarket Income Trust I



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                       Colonial Municipal Income Trust
                       Colonial High Income Municipal Trust
                       Colonial Investment Grade Municipal Trust
                       Colonial Insured Municipal Fund
                       Colonial California Insured Municipal Fund
                       Colonial Massachusetts Insured Municipal Fund Colonial New York Insured Municipal Fund

                       Liberty All-Star Growth Fund, Inc.
                       Liberty All-Star Equity Fund

                       Liberty Variable Investment Trust

                       Colonial Growth and Income Fund,
                       Variable Series Stein Roe Global Utilities Fund,
                       Variable Series Colonial International Fund for Growth, Variable Series Colonial U.S. Growth & Income Fund, Variable Series Colonial Strategic Income Fund,
                       Variable Series Newport Tiger Fund,
                       Variable Series Liberty All-Star Equity Fund,
                       Variable Series Colonial High Yield Securities Fund, Variable Series Colonial Small Cap Value Fund,
                       Variable Series Colonial International Horizons Fund, Variable Series Colonial Global Equity Fund,
                       Variable Series Crabbe Huson Real Estate Investment Fund, Variable Series

By:    /s/ Nancy L. Conlin
   -------------------------------
           Nancy L. Conlin
           October 25, 1999


THE CHASE MANHATTAN BANK


By:    /s/ Rosemary M. Stidmon
   --------------------------------
           Rosemary M. Stidmon
           October 25, 1999




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